Fair Value Measurements	12 Months Ended
Dec. 29, 2012
Fair Value Measurements
7.	Fair Value Measurements

The Company measures fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities should include consideration of non-performance risk including the Company’s own credit risk.

The disclosure requirements around fair value establish a fair value hierarchy for valuation inputs. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market. Each fair value measurement is reported in one of the three levels which are determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

•	Level 1 – inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

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Level 2 – inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

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Level 3 – inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models and similar techniques.

Derivative Financial Instruments

Currently, the Company uses derivative financial arrangements to manage a variety of risk exposures, including interest rate risk associated with its term loan B facility maturing in 2016 (the “Term Loan Credit Facility”). The valuation of these instruments is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities.

The Company incorporates credit valuation adjustments to appropriately reflect both its own nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements. In adjusting the fair value of its derivative contracts for the effect of nonperformance risk, the Company has considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts and guarantees.

Based on an evaluation of the inputs used, the Company has categorized its derivatives within Level 2 of the fair value hierarchy. Any transfer into or out of a level of the fair value hierarchy is recognized based on the value of the instruments at the end of the reporting period.

	Fair Value Measurements Using
In thousands	Quoted Prices in Active Market for Identical Assets Level 1	Significant Other Observable Input Level 2	Significant Unobservable Inputs Level 3	Total Loss
Interest Rate Swaps included as liabilities		$8,604		$8,604

In addition to financial assets and liabilities that are recorded at fair value on a recurring basis, the Company is required to record non-financial assets and liabilities at fair value on a nonrecurring basis. For 2012, assets that were recorded at fair value on a nonrecurring basis were as a result of impairment charges. For the year ended December 29, 2012, the Company recorded approximately $66.1 million of impairment charges including $64.2 million related to the write-down of goodwill as a result of performing its annual impairment analysis and $1.9 million related to the write-down of certain long-lived assets associated with the consolidation of certain facilities. The carrying value of goodwill was approximately $983.1 million and had an estimated fair value of $918.9 million, see Note 9, Goodwill and Other Intangible Assets, for further details. The fair value of goodwill was based on level 3 inputs. Long-lived assets were measured at fair value on a nonrecurring basis using Level 2 inputs as defined in the fair value hierarchy. For the fiscal year ended December 29, 2012, long-lived assets with a carrying amount of $3.7 million exceeded the expected cash flows and were written down to the fair value of $1.8 million resulting in impairment charges of $1.9 million. The following table provides information by level for non-financial assets and liabilities that were measured at fair value during 2012 on a nonrecurring basis.

		Fair Value Measurements Using
In thousands	Fair Value December 29, 2012	Quoted Prices in Active Market for Identical Assets Level 1	Significant Other Observable Input Level 2	Significant Unobservable Inputs Level 3	Total Loss
Long-lived assets	$1,780	$—	$1,780	$—	$1,863
Goodwill	$918,946	$—	$—	$918,946	$64,217

In addition to the methods and assumptions the Company uses to record the fair value of financial and non-financial instruments discussed above, the Company used Level 2 inputs to estimate the fair value of its financial instruments which are not recorded at fair value on the balance sheet as of each of December 29, 2012 and December 31, 2011.

As of December 29, 2012, the fair value of Visant’s 10.00% senior notes due 2017 (the “Senior Notes”) with a principal amount of $736.7 million, approximated $682.9 million at such date. As of December 29, 2012, the fair value of the Term Loan Credit Facility with a principal amount of $1,152.4 million, approximated $1,047.1 million at such date.

As of December 31, 2011, the fair value of the Senior Notes with a principal amount of $750.0 million, approximated $688.1 million at such date. As of December 31, 2011, the fair value of the Term Loan Credit Facility with a principal amount of $1,174.4 million, approximated $1,103.9 million at such date.